SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ASA Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐
Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: __________________________

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4) Date Filed: ______________________________

ASA LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

[           ], 2010

Dear Shareholder,

You are cordially invited to attend the Annual General Meeting (the “Meeting”) of Shareholders of ASA Limited (the “Company”) to be held on March 11, 2010.  At the Meeting the Company’s Board of Directors is recommending that shareholders approve a proposal for the Company, either through a new wholly-owned subsidiary or directly, to provide investment advisory services to others.  In connection with this proposal, shareholders will be asked to approve an amendment to the Company’s Memorandum of Association to permit the Company to provide investment advisory services as well as an amendment to one of the Company’s fundamental investment policies to permit the Company to acquire the securities of an investment adviser.  At the Meeting, you will also be asked to consider the election of directors and the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2010.  During the Meeting, management will present the Company’s audited financial statements for the fiscal year ended November 30, 2009.

The Board of Directors has considered each proposal to be considered at the Meeting and unanimously recommends that you vote FOR each proposal.  Further details of the business to be transacted at the Meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and proxy statement.  We invite you to attend the Meeting in person.  Your vote is important.  Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience.  As an alternative to using the proxy card to vote, you may vote by telephone or through the Internet.  Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

Sincerely yours,

Julian Reid
Chairman of the Board
ASA Limited

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in the accompanying Proxy Statement in “Question and Answer” format, to help you understand and vote on these proposals.  Your vote is important.  Please vote.

Question:                  Why are you sending me this information?

Answer:                      You are receiving these materials because on January 22, 2010 you owned shares of ASA Limited (the “Company”) and, as a result, have a right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders (the “Meeting”) to be held on March 11, 2010.

Question:                  What proposals will be acted upon at the Meeting?

Answer:                      At the Meeting you will be asked: (1) to elect the Company’s Board of Directors; (2) to ratify and approve the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2010, and to authorize the Audit and Ethics Committee to set the independent auditors’ remuneration (3) to approve a proposal for the Company, either through a new wholly-owned subsidiary or directly, to provide investment advisory services to others; (4) to amend the Company’s Memorandum of Association to permit the Company to provide investment advisory services; and (5) to amend one of the Company’s fundamental investment policies to permit the Company to acquire the securities of an investment adviser;.

Question:                  Why is the Company proposing to provide investment advisory services to others?

Answer:                      Following a strategic review, the Board believes it would be in the best interests of the Company’s shareholders to broaden the asset base managed by the Company.  The Board believes that this objective may be achieved by more fully utilizing the Company’s investment personnel and facilities by providing investment advisory services to others.  The Company proposes to do this by organizing a wholly-owned investment advisory subsidiary (the “Advisory Subsidiary”) to provide advisory services to others.  The Board and management believe that providing investment advisory services to others is in the best interests of shareholders because it allows the Company to use its current resources to seek to increase the Company’s gross revenues and income thereby enhancing returns for long-term investors, while at the same time enhancing the Company’s ability to retain and attract highly qualified investment personnel to manage the Company’s portfolio.

Question:                  Does the Company need to obtain any regulatory relief to create an Advisory Subsidiary?

Answer:                      The Company intends to seek no-action relief from the staff (the “Staff”) of the Division of Investment Management, a division of the U.S. Securities and Exchange Commission (the “Commission”), to permit the Company to organize an Advisory Subsidiary.  If the Staff does not grant the requested relief, the Company may apply to the Commission for exemptive relief to organize such a subsidiary.  The Company may also determine to directly provide investment advisory services to others which requires no relief from the Staff or the Commission.  Shareholders are therefore being asked to approve a proposal for the Company, either through an Advisory Subsidiary or directly, to provide investment advisory services to others.

Question:                  How will the proposed investment advisory business operate?

Answer:                     If the Company organizes an Advisory Subsidiary to provide investment advisory services:

●
It is expected that the Company will capitalize the Advisory Subsidiary with an amount of money and assets reasonably necessary to cover Advisory Subsidiary’s organizational expenses and Advisory Subsidiary will utilize certain employees and facilities of the Company to provide advisory services to clients that may include registered investment companies, U.S. and non-U.S. unregistered investment companies, and non-investment company clients, such as institutional investors and separate account clients.

●
All of the officers and employees of the Company will hold similar positions as officers and employees of the Advisory Subsidiary.  Certain members of the Board will become members of the Board of Directors of the Advisory Subsidiary.

●	Net fee income, if any, generated by the Advisory Subsidiary will be periodically distributed as dividends to the Company.

If the Company provides investment advisory services directly:

●	It is expected that the Company will utilize certain of its employees and facilities to provide advisory services to the same types of clients that the Advisory Subsidiary would advise.

●	The day-to-day administration of the Company’s investment advisory services to others would be the responsibility of the Company’s management, subject to the oversight of the Board.

●	Fee income, if any, generated by the Company would flow directly to the Company.

Regardless of whether an Advisory Subsidiary or the Company provides investment advisory services to others, the Advisory Subsidiary and/or the Company will institute procedures to ensure that the purchase and sale of securities for the Company’s investment portfolio and for each client account managed by the Advisory Subsidiary or the Company are conducted in a manner designed to treat all accounts fairly.

Question:                  Why am I being asked to amend the Company’s Memorandum of Association?

Answer:                      Currently the Company’s Memorandum of Association does not include as objects of the Company “developing, operating, advising or acting as technical consultants to any other enterprise or business.”  This exclusion could be interpreted to prevent the Company from developing an Advisory Subsidiary or providing investment advisory services to others.  Accordingly, the Board has adopted a resolution to amend the Company’s Memorandum of Association to include as objects of the Company “developing, operating, advising or acting as technical consultants to any other enterprise or business.”

Question:                  Why am I being asked to amend the Company’s fundamental investment policies with respect to acquisition of securities issued by investment advisers?

Answer:                      Currently one of the Company’s fundamental investment policies prohibits it from acquiring any securities issued by investment advisers.  In order for the Company to form an Advisory Subsidiary to provide investment advisory services to others, it will be necessary to amend this policy.

Question:                  What other proposals will be acted upon at the Meeting?

Answer:                      In addition to the proposals discussed above you will be asked to re-elect the five current Directors on the Board and to elect a new Director. The new nominee, if elected, would be a non-interested (“Independent”) Director, as defined in the Investment Company Act of 1940, which is one of the federal securities laws governing the Company.  If all nominees are elected by shareholders, the size of the Board will increase to six Directors, five of whom would be Independent Directors.  You will also be asked to ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2010, and to authorize the Audit and Ethics Committee to set the independent auditors’ remuneration.

Question:                  How does the Board recommend that I vote?

Answer:                      After careful consideration, the Board recommends a vote FOR each of the proposals to be acted upon at the Meeting.  Each of these proposals is discussed in the accompanying Proxy Statement.

Question:                  How do I vote my shares?

Answer:                      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote through the Internet, please access the website listed on the proxy card; note that to vote through the Internet, you will need the unique “control” number that appears on the enclosed proxy card.  If you will attend the Meeting and vote in person, please let us know by calling 973-377-3535.  You will be required to provide valid identification in order to gain admission.

Question:                  When should I return my proxy?

Answer:                      We would like to receive your completed, signed and dated proxy as soon as possible.  You may also vote by telephone or through the Internet.  Because your vote is important to us, you may receive a call from the Company or The Altman Group, the Company’s proxy solicitor, reminding you to vote.

Question:                  What if I have other questions?

Answer:                      If you have any questions about any proposal or need assistance voting your shares, please call: [].

ASA LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 11, 2010

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of Shareholders of ASA Limited (the “Company”) will be held on March 11, 2010, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, for the purpose of considering and acting upon the following business:

1.	To elect the Company’s Board of Directors.

2.
To ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2010, and to authorize the Audit and Ethics Committee to set the independent auditors’ remuneration.

3.	To approve a proposal for the Company, either through a new wholly-owned subsidiary or directly, to provide investment advisory services to others.

4.	To amend the Company’s Memorandum of Association to permit the Company to provide investment advisory services.

5.	To amend the Company’s fundamental investment policies to permit the Company to acquire securities issued by an investment advisory subsidiary.

6.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that shareholders vote FOR each of the proposals to be acted on at the Meeting.

During the Meeting, management will also present the Company’s audited financial statements for the fiscal year ended November 30, 2009.

The Board of Directors has fixed the close of business on January 22, 2010, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

Paul K. Wustrack, Jr. Secretary

[               ], 2010

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided before the date of the Meeting. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR each proposal. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

As an alternative to using the proxy card to return your proxy, you may vote in person at the Meeting or you may return your proxy:

•     by touch-tone telephone, with a toll-free call to [                            ]; or

•     through the Internet at [              ], by following the instructions on the website.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact The Altman Group, the Company’s proxy solicitor, toll-free at [              ].

If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by The Altman Group.  The Company or The Altman Group will remind you to appoint a proxy.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

____________________________________________

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders to Be Held on March 11, 2010.

The Proxy Statement and the Annual Report of the Company
for the fiscal year ended November 30, 2009, are available at www.asaltd.com/proxymaterial.

ASA LIMITED

11 SUMMER STREET
4TH FLOOR
BUFFALO, NY 14209

______________________________

PROXY STATEMENT

______________________________

ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 11, 2010

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy card is solicited by the Board of Directors (the “Board”) of ASA Limited (the “Company”) for use at the Annual General Meeting (the “Meeting”) of the Company’s shareholders to be held on March 11, 2010, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022.  (The Meeting and any adjournment or postponement thereof are referred to herein as the “Meeting”.)  The proxy may be revoked by a shareholder at any time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, c/o ASA Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209 or delivered to him at the Meeting.

The expense of preparing, assembling, printing and mailing the proxy statement, proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company has retained The Altman Group, 60 East 42nd Street, Suite 916, New York, NY 10165 to assist in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. The costs of the solicitation are estimated at approximately $[         ]. The Altman Group will be reimbursed for out-of-pocket costs in connection with the solicitation. The Company will also reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this proxy statement and the proxy card will be [ ], 2010.

The Annual Report of the Company for the year ended November 30, 2009 is being mailed to all shareholders entitled to notice of and to vote at the Meeting.  If you have not received a copy of the Annual Report and would like to receive a copy free of charge, please contact Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer, at ASA Limited, 11 Summer Street, 4th Floor, Buffalo, New York 14209 or by telephone at (800) 432-3378.  You may also view the Annual Report on the Company’s website at www.asaltd.com/proxymaterial.

On November 19, 2004, ASA Limited, a South African public limited liability company and the predecessor company to the Company (“ASA South Africa”), was reorganized into the Company, a Bermuda exempted limited liability company.  Certain information in this proxy statement relates to ASA South Africa as the predecessor company.

VOTING AT THE MEETING

Only registered shareholders at the close of business on January 22, 2010 (the “Record Date”) will be entitled to vote. There are 6,480,000 Common Shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. If a shareholder has signed a proxy card but no instructions are indicated, the named proxies will vote FOR each of the following proposals:  (1) to elect as directors each of the nominees listed on the proxy card; (2) to ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2010, and to authorize the Audit and Ethics Committee to set the independent auditors’ remuneration; (3) to approve a proposal for the Company, either through a new wholly-owned subsidiary or directly, to provide investment advisory services to others; (4) to amend the Company’s Memorandum of Association to permit the Company to provide investment advisory services to others; (5) to amend the Company’s fundamental investment policies to permit the Company to acquire the securities of an investment adviser; and (6) in their discretion, upon such other matters as may properly come before the Meeting.

Shareholders may return their proxies by mail, by touch-tone telephone, or through the Internet, or may vote in person at the Meeting. If your shares are registered in your name, we encourage you to return your proxy by telephone by calling toll free [          ] or, if you have Internet access, through the Internet at [           ]. When you return your proxy by telephone or through the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted. If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to provide voting instructions by telephone or through the Internet. Please consult the materials you receive from your nominee prior to returning your proxy by telephone or through the Internet.  Shareholders who plan on attending the Meeting and vote in person, should call 973-377-3535.  Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact our proxy solicitor, The Altman Group, toll-free at [         ].

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) owning beneficially more than 5% of the Company’s outstanding Common Shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	[1,221,279(1)]	[18.9%]
Summit Global Management, Inc. 9171 Towne Center Drive San Diego, CA 92122	[331,280(2)]	[5.1%]
WS Management, LLP 225 Water Street, Suite 1987 Jacksonville, FL 32202	[348,400(3)]	[5.4%]

(1) The above information is based solely on the Form 13F filed by Lazard Asset Management LLC on November 9, 2009, according to which Lazard Asset Management LLC has sole voting and investment power over the shares shown opposite its name.

 (2)  The above information is based solely on the Form 13F filed by Summit Global Management, Inc. on October 27, 2009, according to which Summit Global Management, Inc. has sole voting and investment power over the shares shown opposite its name.

(3)  The above information is based solely on the Form 13F filed by WS Management, LLP on November 12, 2009, according to which WS Management, LLP has sole voting and investment power over the shares shown opposite its name.

On September 1, 2009, the Company commenced a tender offer to purchase up to 720,000 of its Common Shares, representing 10% of its issued and outstanding shares.  Because the number of shares tendered exceeded 720,000 shares, the Company purchased shares duly tendered on a pro rata basis in accordance with the number of shares duly tendered by each shareholder.  The Company paid $76.11 per share, the amount equal to 98% of $77.66, the net asset value per share as determined by the Company at the close of regular trading on the New York Stock Exchange on October 2, 2009, the expiration date of the tender offer. To the best of the Company’s knowledge, at the time of the tender offer Lazard Asset Management LLC (“Lazard”) beneficially owned more than 5% of the Company’s outstanding Common Shares.  Based on information from a source at Lazard, Lazard sold [] Common Shares in connection with the tender offer and received proceeds of approximately $[].  Mr. Andrew Pegge, a Director of the Company, is a Director and Chief Executive Officer of Laxey Partners Limited (“Laxey Partners”).  Laxey Partners as the manager or adviser of certain entities controlled by it sold 13,547 Common Shares in connection with the tender offer and received proceeds of approximately $1,031,000.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding Common Shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

Assuming that a quorum is present at each Meeting, approval of each Proposal to be acted upon at the Meeting, except Proposal 5 below, requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy.

Assuming that a quorum is present at the Meeting, approval of Proposal 5 below requires the affirmative vote of holders of a majority of the Company’s outstanding Common Shares, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means the vote of: (1) more than 50% of the outstanding Common Shares of the Company; or (2) 67% or more of the Common Shares of the Company present at the Meeting, if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy at the Meeting, whichever is less.

Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the “votes cast” on a proposal.  Therefore, abstentions and “broker non-votes” will have no effect on the vote with respect to Proposals 1, 2, 3 and 4 below but will have the effect of a vote against Proposal 5.

PROPOSAL 1: TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its December 8, 2009 meeting, the Board nominated the individuals listed below for election as Directors, each to hold office as directors of the Company until the next Annual General Meeting of

Shareholders.  Five of the nominees (David J. Christensen, Phillip Goldstein, Andrew Pegge, Robert A. Pilkington and Julian Reid) currently serve as Directors of the Company.  At the meeting, the Board determined to increase the size of the Board to six directors effective the date of the Meeting and, upon the recommendation of the Nominating Committee, nominated Mr. Michael L. Mead, who has extensive investment management experience, for election as a Director.  Mr. Mead was recommended to the Nominating Committee by a shareholder of the Company.  Each nominee (other than Mr. Mead) was elected to serve as a director of the Company at the Annual General Meeting of Shareholders held on February 17, 2009.  Each nominee has consented to being named in this proxy statement and to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company’s Bye-Laws.  The persons named as proxies on the enclosed proxy card relating to the Meeting will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to vote against any nominee.

The following is a list of each nominee, his age, address, principal occupation and present positions, including any affiliations with the Company, the length of service with the Company and other directorships held.  Unless otherwise noted, each nominee has engaged in the principal occupation listed in the following table for five years or more.

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships
Interested Nominee*:
David J. Christensen, 47	Director since November 2008; Chief Investment Officer and Chief Executive Officer since February 2009
Vice President – Investments from May 2007 to February, 2009; Vice President, Corporate Development of Gabriel Resources Ltd. 2006 to 2008; independent financial consultant from 2003 to 2006; Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.
Director of Hecla Mining Company (precious metals mining company).
Independent Nominees**:
Phillip Goldstein, 64	Director since April 2008.	Self-employed investment advisor since 1992; principal of the general partner of six private investment partnerships in the Bulldog Investors group of funds.	Director of Brantley Capital Corporation; Mexico Equity and Income Fund; and Special Opportunities Fund, Inc.
Andrew Pegge, 46	Deputy Chairman (non-executive), since February 2009; Director since May 2008.	Director and Chief Executive Officer of Laxey Partners Limited (global active value fund manager) since 1999.	None

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships
Robert A. Pilkington, 64	Director since 2004 (ASA South Africa from 1979 to 2005).	Investment banker and Managing Director of UBS Securities LLC and predecessor companies since 1985.	Director of Avocet Mining PLC (gold mining company).
Julian Reid, 65	Chairman (non-executive) since February 2009; Director since April 2008.
Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of 3a Funds Group (since 1998); Director (since 2004) and Chairman (since 2005) of The Korea Fund, Inc.; Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager); President (2004), Director (1994-2004) and Chairman (1998-2004) of Saffron Fund, Inc.
None
Michael L. Mead, 57	None
Held investment research and portfolio management positions from 1997 to his retirement in 2008 (Director-Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department, which manages the Institute’s endowment.
None
_______________________
(1)	For the purposes of his position as a director of the Company, the address for each director is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

(2)           Each director of the Company will serve as such until the next Annual General Meeting of Shareholders.

*	An “interested person” of the Company, as such term is defined in the 1940 Act, by reason of being an officer of the Company.

**	Not an “interested person” of the Company.

Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 1.

EXECUTIVE OFFICERS

The current executive officers of the Company are David J. Christensen, whose biographical information is set forth above; Lawrence G. Nardolillo (67), Treasurer and Chief Financial Officer since February 2009; and Paul K. Wustrack, Jr. (66), Secretary and Chief Compliance Officer since 2004.  During the past five years, Mr. Nardolillo has been the owner-member of LGN Group, LLC, which provides certain administrative and shareholder services to the Company.  Fees paid to LGN Group, Inc. since Mr. Nardolillo’s appointment as Treasurer and Chief Financial Officer through November 30, 2009 were $461,250.  Mr. Nardolillo’s address is c/o LGN Group, LLC, 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ  07932.  During the past five years, Mr. Wustrack served as Assistant U.S. Secretary of ASA South Africa from 2002 to 2005, and as Chief Compliance Officer of ASA South Africa from 2004 to 2005. Mr. Wustrack’s address is c/o ASA Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209.

DIRECTOR/OFFICER COMPENSATION

Each director receives an annual retainer fee of $20,000 for his services as a director, except the Chairman of the Board, who receives an additional annual fee of $5,000.  Each director receives a fee of $4,000 for attendance at each in-person directors meeting and $1,000 for attendance at each telephonic directors meeting.  The Chairman of the Audit and Ethics Committee receives an annual fee of $2,000 for acting in that capacity and the Chairmen of the Compensation and Nominating Committees each receives an annual fee of $500 for acting in those capacities.  A director may receive additional fees for providing additional services as a director at the request of the Board.  A director whose first election to the Board was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company or its predecessor, ASA South Africa, for at least twelve years prior to retirement.  The annual retirement benefit is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time.  A director retiring after attaining the age of 70 is entitled to such retirement benefit for life; a director retiring after attaining such age is entitled to such retirement for the lesser of life or the number of years he served as a director.

A summary of the compensation and benefits for the directors of the Company and the officers of the Company for the fiscal year ended November 30, 2009 is shown below:

Name of Person & Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement (1)	Total Compensation From Company Paid to Director
Interested Director:
David J. Christensen, Director and President, Chief Executive Officer and Chief Investment Officer	$763,170(1)	--	None	$34,000

Independent Directors:
Phillip Goldstein, Director	$37,250	--	None	$37,250
Andrew Pegge, Director	$40,000	--	None	$40,000
Robert A. Pilkington, Director	$36,250	--	$15,000	$36,250
Julian Reid, Director and Deputy Chairman (non-executive)	$78,500(1)	--	None	$78,500
Other Officers:
Lawrence G. Nardolillo, Treasurer and Chief Financial Officer	None(2)	--	--	N/A
Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer	$297,917(3)	--	--	N/A
_______________________

(1)	The amount shown for Mr. Reid includes additional fees paid to Mr. Reid for providing, at the request of the Board, additional services as a director.

(2)	Pursuant to the Amended and Restated Services Agreement between the Company and LGN Group, LLC, LGN Group, LLC provides Mr. Nardolillo to serve as Treasurer and Chief Financial Officer of the Company.

(3)
In addition to the amount shown, Mr. Wustrack received an allowance of $45,542 for office expenses (including office rental, cleaning, computer internet connection, basic phone service and secretarial support) that he incurs in connection with his services to the Company. The allowance was estimated based on an annual budget for these expenses.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of the Record Date certain information regarding the beneficial ownership of Common Shares of the Company by each director and each nominee for election as director, each executive officer, and all directors, nominees and all executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director and director nominee.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership (2)
Interested Director:
David J. Christensen	200	*	$10,001-$50,000

Independent Directors:
Phillip Goldstein	300	*	$10,001-$50,000
Andrew Pegge	0	0.00%	None
Robert A. Pilkington	3,000	*	Over $100,000
Julian Reid	100	*	$1-$10,000

Independent Nominee:
Michael L. Mead	0	0.00%	None

Other Officers:
Lawrence G. Nardolillo	100	*	N/A
Paul K. Wustrack, Jr.	10	*	N/A

All Directors and Executive Officers as a group:	3710	*	N/A
_______________________

(1)	Each individual has sole voting and investment power over the shares shown opposite his name.

(2)	Valuation as of the Record Date.

*	The Common Shares shown for this individual or group constituted less than 1% of the Company’s outstanding Common Shares.

BOARD COMMITTEES

The Board has an Audit and Ethics Committee, a Compensation Committee, and a Nominating Committee.

Audit and Ethics Committee

The current members of the Audit and Ethics Committee are Messrs. Pegge (Chairman), Goldstein and Reid, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange).  The Audit and Ethics Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com .  The responsibilities of the Audit and Ethics Committee include overseeing (i) the Company’s accounting and financial reporting policies and practices, (ii) the Company’s internal controls and procedures, (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof, and (iv) the Company’s compliance with legal and regulatory requirements.  The Audit and Ethics Committee is directly responsible for the selection (subject to ratification by a majority of the Independent Directors and by the shareholders), compensation, oversight and, when appropriate, termination of the Company’s independent auditors.  Attached as Appendix A is a copy of the Company’s Audit and Ethics Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2009.

Compensation Committee

The current members of the Compensation Committee are Messrs. Goldstein (Chairman), Pegge, Pilkington and Reid, each of whom is an Independent Director. The primary function of the

Compensation Committee is to make recommendations to the Board regarding the compensation of the directors and officers of the Company.

Nominating Committee

The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Goldstein, Pegge and Reid, each of whom is an Independent Director.  The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board.  The Nominating Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Nominating Committee include (i) considering and evaluating the structure, composition and membership of the Board and each of its committees, (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary, and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING
DIRECTOR CANDIDATES

The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company’s current directors, (b) the Company’s officers, and (c) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman – Nominating Committee of ASA Limited, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above address no later than [             ], 2010. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2009 there were eight meetings of the Board, four meetings of the Audit and Ethics Committee, two meetings of the Compensation Committee, four meetings of the Ethics Committee, and no meetings of the Nominating Committee.  Each director attended 75% or more of the meetings of the Board and the committees on which he served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2009 Annual General Meeting of Shareholders was attended by all of the Company’s current directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be,

c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932 (addressed to the Company). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.  In addition, shareholders may communicate directly with the Chairman of the Board by email at julianreid@btopenworld.com.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Company’s directors, officers and persons who beneficially own more than 10 percent of the Company’s shares to file reports of ownership of the Company’s shares and changes in such ownership on Forms 3, 4, and 5 with the Commission. Such persons are required by SEC regulations to furnish the Company with copies of all such filings.  Based solely upon a review of the copies of such forms furnished and except as noted below, the Company does not know of any director, officer or person who beneficially owns more than 10 percent of the Company’s shares who, during the Company’s last fiscal year, failed to file on a timely basis the required reports.  Mr. Pegge did not timely report a change in ownership on two Form 4 filings and Mr. Nardolillo filed a late Form 3.

PROPOSAL 2: RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit and Ethics Committee of the Board to set the auditors’ remuneration. The Audit and Ethics Committee has nominated Ernst & Young LLP (“Ernst & Young”) New York, NY, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2010. The Board, including a majority of Independent Directors, has ratified their nomination and has directed that their selection be submitted to the Company’s shareholders for ratification and approval of appointment.

In the opinion of the Audit and Ethics Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Company’s independent registered public accounting firm. Ernst & Young has informed the Company that, in its professional judgment, it is not aware of any relationships between Ernst & Young and the Company that may reasonably be thought to bear on its independence.

A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Audit and Non-Audit Fees

Aggregate fees billed by Ernst & Young for professional services rendered to the Company for the fiscal years ended November 30, 2009 and November 30, 2008 are set forth below.

	Fiscal Year 2009	Fiscal Year 2008
Audit Fees	$99,000	$94,000
Audit-Related Fees	-0-	-0-
Tax Fees	5,775	5,500
All Other Fees	-0-	-0-

Total	$104,775	$99,500

Audit Fees include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning. The figure for 2008 includes fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

The aggregate fees billed by Ernst & Young for non-audit services rendered to the Company for the fiscal years ended November 30, 2009 and November 30, 2008 were $5,775 and $5,500, respectively.

Policy on Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Ethics Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2008, there were no services included in Audit Related Fees, Tax Fees and All Other Fees that were approved by the Audit and Ethics Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit and Ethics

Committee. Any such pre-approval by the chair of the Audit and Ethics Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit and Ethics Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit and Ethics Committee, provided the Committee is informed of each such service. The Audit and Ethics Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit and Ethics Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 2.

PROPOSAL 3: TO APPROVE A PROPOSAL FOR THE COMPANY, EITHER THROUGH A
NEW WHOLLY-OWNED SUBSIDIARY OR DIRECTLY, TO PROVIDE INVESTMENT
ADVISORY SERVICES TO OTHERS.

As shareholders may recall, the Company initiated its tender offer program in 2008 to address concerns regarding the discount to net asset value at which the Company’s shares were trading.  As a result of the tender offer program, the Company’s net assets have declined very significantly in spite of a strong bull market in gold related investments and the Company’s good investment results during the past year.  Following a strategic review, the Board believes it would be in the best interests of the Company’s shareholders to broaden the asset base managed by the Company.  The Board believes that this objective may be achieved by more fully utilizing the Company’s investment personnel and facilities by providing investment advisory services to others.1  The Company proposes to do this by organizing a wholly-owned investment advisory subsidiary (the “Advisory Subsidiary”).  The Board and management believe that providing investment advisory services to others is in the best interests of shareholders because it allows the Company to use its current resources to seek to increase the Company’s gross revenues and income thereby enhancing returns for long-term investors, while at the same time enhancing the Company’s ability to retain and attract highly qualified investment personnel to manage the Company’s portfolio.

To this end, the Company intends to submit a request to the staff (the “Staff”) of the Division of Investment Management, a division of the Securities and Exchange Commission (the “Commission”) for no-action relief under Section 12(d)(3) of the 1940 Act to permit the Company to establish an Advisory Subsidiary.  If the Staff declines to grant no-action relief, the Company may seek exemptive relief from the Commission to allow it to establish an Advisory Subsidiary.  The Company may also determine to directly provide investment advisory services to others which requires no relief from the Staff or the Commission.

If the Company forms an Advisory Subsidiary it will capitalize such subsidiary with an amount of money and assets reasonably necessary to cover the Advisory Subsidiary’s organizational expenses and Advisory Subsidiary will utilize certain employees and facilities of the Company.  Operating expenses attributable to the Advisory Subsidiary will be borne by it.  The Advisory Subsidiary will solicit clients that may include registered investment companies, U.S. and non-U.S. unregistered investment companies, and non-investment company clients, such as institutional investors and separate account clients (“Clients”).  The Advisory Subsidiary may or may not register as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).  It is expected that, initially, all of the other officers and employees of the Company will hold similar positions as officers and employees of the Advisory Subsidiary.  Certain members of the Board will become members of the Board of Directors of the Advisory Subsidiary.  Net fee income generated by the Advisory Subsidiary, if any, will be periodically distributed in the form of dividends to the Company.  These dividend payments will provide income to defray operating expenses of the Company and to augment dividends to the Company’s shareholders.  No assurance can be provided that advisory fees to be generated by the Advisory Subsidiary will exceed the Advisory Subsidiary’s operating expenses.  The Advisory Subsidiary will not

 1 The Company has been internally managed by its directors, officers, and employees, without an investment adviser, since 1978.

provide investment advisory services to the Company and the Company will continue to be internally managed.  The Board will review at least annually the investment advisory business of the Advisory Subsidiary in order to determine whether or not such business should be continued and whether or not the benefits derived by the Company from the Advisory Subsidiary’s business warrant the Company’s continued ownership of the Advisory Subsidiary and, if applicable, approve at least annually such continuation.

If the Company determines to provide investment advisory services directly, it is expected that the Company will utilize certain of its employees and facilities to provide advisory services to the same types of Clients that the Advisory Subsidiary may service.  The day-to-day administration of the Company’s investment advisory services to Clients would be the responsibility of the Company’s management, including Mr. Christensen, subject to the oversight of the Board.  The Company may or may not register as an investment adviser under the Advisers Act.

Clients to be serviced by the Advisory Subsidiary or the Company may have investment objectives and strategies that are similar to those of the Company.  Consequently, certain securities which the Company buys and sells may also be bought and sold for Client accounts managed by the Advisory Subsidiary or the Company.  In order to mitigate any potential conflicts of interest, the Advisory Subsidiary or the Company will institute procedures to ensure that the purchase and sale of securities for the Company’s investment portfolio and for each Client account managed by the Advisory Subsidiary or the Company are conducted in a manner designed to treat all accounts fairly and not give priority to either the Company’s investment portfolio or to any Client account.  This would be accomplished by fixing in advance the number of shares of each security to be bought or sold for all accounts and the number of shares for each account.  Purchases and sales would then be allocated daily in the proportions determined in this way.  This allocation policy may at times make it somewhat more difficult, in the case of securities having limited liquidity, for the Company to acquire or dispose of securities.  Also, in a rising market it may result in the Company paying more for some of the shares that it desires to purchase and in a declining market it may result in the Company receiving less for some of the shares it desires to sell.  The possibly unfavorable results for the Company may be minimized by the policy of investing principally in securities that have a broad market and by the Company’s relatively low turnover rate.  In addition, the Company does not anticipate purchasing securities issued by any Clients advised by the Advisory Subsidiary or the Company or selling or purchasing securities to or from such Clients.

The investment management business is very competitive and the Company does not know what, if any, Clients the Advisory Subsidiary or the Company will be able to procure or the amount of income the Advisory Subsidiary or the Company may be able to generate by providing investment advisory services.  There may be a risk that the added responsibility placed on the Company’s current officers and employees may overburden the Company’s resources as Client accounts grow in number and size.  The Board believes that this risk may be mitigated by expansion of the Advisory Subsidiary’s or Company’s staff as the investment advisory business grows.  There may also be certain additional risks if the Company provides investment advisory services directly, including the risk of litigation against the Company (in its role as an investment adviser) and the greater regulatory burdens and operating complexities of operating as both an investment company and an investment adviser.

Required Vote: Approval of an Advisory Subsidiary or the Company providing investment advisory services to others requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 3.

PROPOSAL 4:  TO AMEND THE COMPANY’S MEMORANDUM OF ASSOCIATION TO PERMIT THE COMPANY TO PROVIDE INVESTMENT ADVISORY SERVICES

Currently, Paragraph 6 of the Company’s Memorandum of Association provides as follows:

The objects for which the Company is formed and incorporated are:  As set forth in paragraphs (b) to (n) and (p) to (u) inclusive of the Second Schedule of the Companies Act 1981.

Paragraph (o) of the Second Schedule of the Companies Act 1981, which is not included in Paragraph 6 of the Company’s Memorandum of Association, includes the following objects: “developing, operating, advising or acting as consultants to any other enterprise or business.”

Paragraph (o) could be interpreted to include developing an investment advisory subsidiary or providing investment advisory services to others.  Given this possible interpretation, the Board has adopted a resolution to amend Paragraph 6 of the Company’s Memorandum of Association to include Paragraph (o) of the Second Schedule of the Companies Act of 1981.

Paragraph 6 of the Memorandum of Association of the Company would be amended as follows:

The objects for which the Company is formed and incorporated are:  As set forth in paragraphs (b) through (u) inclusive of the Second Schedule to the Companies Act of 1981.

Required Vote: The amendment to the Company’s Memorandum of Association requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 4.

PROPOSAL 5: TO AMEND THE COMPANY’S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE COMPANY TO ACQUIRE SECURITIES ISSUED BY AN INVESTMENT ADVISORY SUBSIDIARY.

Currently the Company has a fundamental investment policy that prohibits it from acquiring any securities issued by investment advisers.  In order for the Company to form an Advisory Subsidiary to provide investment advisory services to others, it will be necessary to amend this fundamental investment policy.  The Company’s fundamental investment policy with respect to “Purchase of Securities Issued by Brokers, Dealers, Underwriters, Investment Advisers and Insurance Companies” is proposed to be amended as follows:

Purchase of Securities Issued by Brokers, Dealers, Underwriters, Investment Advisers and Insurance Companies.  It is the policy of the Company not to purchase or otherwise acquire any securities issued by brokers, dealers, underwriters, investment advisers or insurance companies except (i) securities of an investment advisory subsidiary organized by the Company, and (ii), within the limitations imposed by the 1940 Act, any securities issued by insurance companies.

Required Vote: The amendment of the Company’s fundamental investment policy with respect to acquisition of securities issued by investment advisers requires the affirmative vote of holders of a majority of the Company’s outstanding Common Shares, which under the 1940 Act means the vote of: (1) more than 50% of the outstanding Common Shares of the Company; or (2) 67% or more of the Common Shares of the Company present at the Meeting, if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy at the Meeting, whichever is less.

The Directors unanimously recommend that you vote FOR proposal 5.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the Company’s audited financial statements for the fiscal year ended November 30, 2009 will be presented at the Meeting. These statements have been approved by the Company’s Board. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at this Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at 11 Summer Street, 4th Floor, Buffalo, NY  14209. The Company does not have an outside investment adviser.

LGN Group, LLC provides certain administrative and shareholder services to the Company. LGN Group, LLC is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932.

Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2011 Annual General Meeting the proposal must be received no later than [              ], 2010.

Under Rule 14a-4 of the Exchange Act, if a shareholder wishes to present a proposal for consideration at the 2011 Annual General Meeting without inclusion of such proposal in the Company’s proxy statement and proxy card, the notice of such proposal must be received no later than [        ], 2010. If notice of such proposal is not received by [            ], 2010, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

ASA Limited

Julian Reid
Chairman of the Board
[                ], 2010

APPENDIX A

AUDIT AND ETHICS COMMITTEE REPORT

ASA LIMITED

The Audit and Ethics Committee of the Board of Directors of ASA Limited (the “Company”) was created to assist the Board of Directors in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. Members of the Audit and Ethics Committee rely without independent verification on the information provided and the representations made to them by management and Ernst & Young LLP, the Company’s independent auditors.

The Audit and Ethics Committee has reviewed the Company’s audited financial statements for the fiscal year ended November 30, 2009. In conjunction with its review, the Audit and Ethics Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit and Ethics Committee has discussed with Ernst & Young LLP, the matters required pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit and Ethics Committee concerning independence. The Audit and Ethics Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit and Ethics Committee set forth in the Audit and Ethics Committee Charter, the Audit and Ethics Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2009.

This report has been approved by all of the members of the Audit and Ethics Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

[             ], 2010

Andrew Pegge (Chairman)
Phillip Goldstein
Julian Reid

PROXY CARD
ASA LIMITED
11 Summer Street
4th Floor
Buffalo, NY

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2010

The undersigned, revoking previous proxies, hereby appoint(s) ______________ and ________________, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of ASA Limited. (the “Company”), which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the offices of K&L Gates, LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022 on March 11, 2010 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  Receipt of the Notice of the Annual General Meeting of Shareholders and the accompanying Proxy Statement.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL Dated ______________________________________________________________

Signature(s) (Title(s), if applicable):                                  (Sign in the Box)

Note:  Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:
Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.
Control Number:
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-XXX-XXXX and follow the automated instructions. Please have this proxy card available at the time of the call.	[ ]
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com.  Please have your Control number available at the time you plan to login.

TAG ID: [ ]	SCANNER BAR	CUSIP: [ ]

PROXY CARD

ASA LIMITED

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example:  [ X ]

TO VOTE ALL PROPOSALS IN THE SAME MANNER, SIMPLY CHECK ONE BOX TO THE RIGHT.	FOR ALL	AGAINST ALL	ABSTAIN ALL

TO VOTE ON THE PROPOSALS INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOXES BELOW, ONE BOX PER PROPOSAL:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING:

1	To elect the Company’s Board of Directors:	FOR	AGAINST	ABSTAIN
a.	David J. Christensen
b.	Phillip Goldstein
c.	Andrew Pegge
d.	Robert A. Pilkington
e.	Julian Reid
f.	Michael L. Mead

		FOR	AGAINST	ABSTAIN
2
To ratify and approve the appointment of Ernst &Young LLP, an independent registered accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2010, and to authorize the Audit and Ethics Committee to set the independent auditors’ remuneration.

3	To approve the proposal for the Company, either through a new wholly-owned subsidiary, or directly, to provide investment advisory services to others.
4.	To amend the Company’s Memorandum of Association to permit the Company to provide investment advisory services.
5	To amend the Company’s fundamental investment policies to permit the Company to acquire securities issued by an investment advisory subsidiary.
6	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
PLEASE SIGN ON REVERSE SIDE.

TAG ID: [ ]	SCANNER BAR	CUSIP: [ ]